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                         [LOGO OF ARTHUR ANDERSEN LLP]

                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement Form S-3 of our report dated January 28, 1997 incorporated by reference in Chart House Enterprises Inc.'s Form 10-K for the year ended December 30, 1996 and to all references to our Firm included in this registration statement.


                                           /s/ ARTHUR ANDERSEN LLP

                                           ARTHUR ANDERSEN LLP


San Diego, California
February 9, 1998